Virtus Senior Floating Rate Fund,

a series of Virtus Opportunities Trust

Supplement dated August 31, 2010 to the Prospectus

dated January 31, 2010, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective September 1, 2010, the Virtus Senior Floating Rate Fund has changed its dividend frequency to monthly (declared daily). Accordingly, the table under the heading “Tax Status of Distributions” on page 128 of the Fund’s statutory prospectus is revised indicate that the Fund plans to make distributions from net investment income monthly (declared daily).

Investors should retain this supplement with the Prospectus for future reference.

VOT 8020/SFRDivFreq (8/10)